Exhibit 99.2

Zymeworks Appoints Scott Platshon as Acting Chief Investment Officer

Vancouver, British Columbia (November 18, 2025) – Zymeworks Inc. (Nasdaq: ZYME), a biotechnology company managing a portfolio of licensed healthcare assets, while developing a diverse pipeline of novel, multifunctional biotherapeutics today announced the appointment of Scott Platshon as Acting Chief Investment Officer.

Mr. Platshon will report directly to Zymeworks’ Chair and Chief Executive Officer, Kenneth Galbraith, and work closely with him to manage expected future cash flows from Ziihera® (zanidatamab-hrii) and other healthcare assets and licensed product candidates, such as pasritamig, which is being advanced to Phase 3 registration studies by Johnson & Johnson Innovative Medicine. He will also manage the operational execution of Zymeworks’ healthcare asset aggregation strategy.

Concurrent with this appointment, Mr. Platshon has stepped down from the Company’s Board of Directors. As this is a part-time role, he will also continue to serve as a Partner at EcoR1 Capital, LLC, a biotech-focused investment fund.

“Following the positive topline data from the Phase 3 HERIZON-GEA-01 trial evaluating zanidatamab in combination with chemotherapy with or without the PD-1 inhibitor Tevimbra® (tislelizumab), we are strategically positioned to drive long-term returns by building a diversified portfolio of revenue-generating assets,” said Mr. Galbraith. “Scott has played a key role in managing EcoR1’s investment in Zymeworks, including joining our Board in February 2024. He has been working closely with me and the Board to complement our active R&D operations with a novel strategic initiative of actively managing and aggregating revenue-generating assets to generate attractive long-term shareholder returns from an integrated business approach. Scott’s deep investment expertise, in-depth knowledge of the Company and our strategic objectives, and global network make him uniquely suited to help accelerate these efforts and protect and manage value arising from our royalty portfolio.”

Mr. Platshon has worked at EcoR1 Capital since 2015, and served as a Partner since 2020. Prior to joining the firm, he was an analyst at Aquilo Partners, a San Francisco-based boutique life sciences investment bank. Mr. Platshon also sits on the board of directors of Kumquat Biosciences and Ajax Therapeutics. Mr. Platshon holds a B.S. in Bioengineering from Stanford University.

“I am eager to continue working closely with Zymeworks, now in this new role, at such a pivotal moment, and share in the Company’s unified strategic vision to pursue innovation and growth,” said Scott Platshon. “The Company has built a strong financial foundation with Ziihera, its broader platform collaborations and wholly-owned R&D portfolio, and I see tremendous opportunity to leverage these cash flows to build a disciplined, high-return portfolio that creates sustainable value creation over the long-term. I look forward to enhancing my involvement within the Zymeworks team and forging new capital streams to deliver meaningful returns for shareholders.”

About Zymeworks Inc.

Zymeworks is a global biotechnology company managing a portfolio of licensed healthcare assets and developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease. The Company’s asset and royalty aggregation strategy focuses on optimizing positive future cash flows from an emerging portfolio of licensed products such as Ziihera® (zanidatamab-hrii), pasritamig, and other licensed products and product candidates, such as pasritamig. In addition, Zymeworks is also building a portfolio of healthcare assets that can generate strong cash flows, while supporting the early-stage development of innovative medicines. Zymeworks engineered and developed Ziihera® (zanidatamab-hrii), a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology and has entered into separate agreements with BeOne Medicines Ltd. (formerly BeiGene, Ltd.) and Jazz Pharmaceuticals Ireland Limited granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zymeworks is rapidly advancing a robust pipeline of product candidates, leveraging its expertise in both antibody drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutics. These capabilities have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding implementation of its strategic priorities and the anticipated benefits thereof, including shareholder returns and the anticipated manner of such returns; implementation of its evolving asset aggregation strategy, including existing and potential future royalty streams and existing and potential new partnerships; statements that relate to the expected contributions of personnel to Zymeworks’ strategic goals; the anticipated benefits of its collaboration agreements, including Zymeworks’ ability to receive any future milestone payments and royalties thereunder; anticipated capital allocation strategy; industry opportunities for acquisition of new revenue streams or collaborations; the potential addressable market of zanidatamab; expected financial performance and future financial position; the commercial potential of technology platforms and product candidates; Zymeworks’ ability to satisfy potential regulatory and commercial milestones with existing and future partners; anticipated continued receipt of revenue from existing and future partners; Zymeworks’ early-stage pipeline and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not achieve milestones or receive additional payments under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions, including the impact of tariffs; potential negative impacts of FDA regulatory delays and uncertainty around recent policy developments, changes in the leadership of federal agencies such as the FDA, staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ evolution of its business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; Zymeworks’ evolution of its business strategy may not deliver meaningful shareholder returns; Zymeworks may be unsuccessful in actively managing and/or aggregating revenue-generating assets alongside its active R&D operations; ongoing and future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Investor inquiries:

Shrinal Inamdar

Senior Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com